UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 9, 2004

Reptron Electronics, Inc.

(Exact name of registrant as specified in its charter)

Florida	000-23426	38-2081116
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13700 Reptron Boulevard, Tampa, Florida 33626

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (813) 854-2000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operation and Financial Condition.

The information required to be furnished under this “Item 2.02. Results of Operation and Financial Condition” and Exhibit 99.1 of this report shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section.

On November 9, 2004, Reptron Electronics, Inc. issued a press release announcing its financial results for the fiscal quarter ended September 30, 2004. A copy of the press release announcing these financial results and certain other information is attached as Exhibit 99.1 to this Current Report.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On November 9, 2004, the Reptron Electronics, Inc. Board of Directors elected Carl Vertuca to the Board of Directors to fill a vacancy on the Board. Mr. Vertuca is President of the Vertuca Group, a venture capital and real estate investment company. The press release announcing Mr. Vertuca’s election to the Board of Directors is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits.

The following exhibit is furnished with this Current Report on Form 8-K:

EXHIBIT	DESCRIPTION
99.1	Press Release of Reptron Electronics, Inc., dated November 9, 2004 (furnished pursuant to Item 12 of Form 8-K)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

REPTRON ELECTRONICS, INC.. (Registrant)

November 9, 2004	By:	/s/ Paul J. Plante
Paul J. Plante
President, Chief Executive Officer and Principal Accounting Officer

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Press Release, dated November 9, 2004